UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (date of earliest event reported):  March 5, 2015

Qumu Corporation

(Exact name of Registrant as Specified in its Charter)

Minnesota

(State Or Other Jurisdiction Of Incorporation)

000-20728	41-1577970
(Commission File Number)	(I.R.S. Employer Identification No.)

7725 Washington Avenue South Minneapolis, MN	55439
(Address Of Principal Executive Offices)	(Zip Code)

(952) 683-7900

Registrant’s Telephone Number, Including Area Code

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

Items under Sections 1 and 3 through 7 are not applicable and therefore omitted.

ITEM 2.02      RESULTS OF OPERATIONS AND FINANCIAL CONDITION.

Qumu Corporation (the “Company”) hereby furnishes as Exhibit 99.1 a press release issued on March 5, 2015 disclosing material non-public information regarding its results of operations for the quarter and year ended December 31, 2014. The Company also hereby furnishes as Exhibit 99.2 statements of Sherman L. Black, its Chief Executive Officer, and James R. Stewart, its Chief Financial Officer, made on March 5, 2015 at a telephone conference relating to the quarter and year ended December 31, 2014 results. The consolidated net loss for the fourth quarter 2014 and full year 2014 are estimates and subject to review by management and the independent auditors’ customary audit procedures.

ITEM 8.01      OTHER EVENTS.

During the telephone conference, the Company announced that Mr. Stewart will retire as the Company’s Chief Financial Officer when a successor is appointed and thereafter will continue as a full-time employee through September 30, 2015.

ITEM 9.01      FINANCIAL STATEMENTS AND EXHIBITS.

Exhibit No.	Description
99.1	Press Release of Qumu Corporation issued on March 5, 2015.

99.2	Statements of Sherman L. Black, Chief Executive Officer, and James R. Stewart, Chief Financial Officer at a telephone conference held on March 5, 2015.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

QUMU CORPORATION

By:	/s/ Sherman L. Black
Sherman L. Black Chief Executive Officer

Date:  March 5, 2015